Capitalized Software and Content, Net	9 Months Ended
Sep. 30, 2021
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Capitalized Software and Content, Net	Capitalized Software and Content, Net
Internally developed capitalized software and content, net consists of the following (in thousands):

	December 31, 2019	December 31, 2020	September 30, 2021
			(unaudited)
Capitalized software	$12,628	$15,081	$16,198
Capitalized content	11,834	16,899	20,886
	24,462	31,980	37,084
Less: Accumulated amortization	(8,439)	(16,457)	(22,559)
Total capitalized software and content, net	$16,023	$15,523	$14,525
Capitalized software and content amortization expense for the years ended December 31, 2019 and 2020 and for the nine months ended September 30, 2020 and 2021, totaled $5.6 million, $8.0 million, $6.0 million and $6.2 million, respectively. These costs are primarily included in cost of revenues in the accompanying consolidated statements of operations.
Capitalized software and content amounts include accumulated costs not yet placed in service of $2.1 million, $3.0 million and $2.0 million at December 31, 2019, December 31, 2020 and September 30, 2021, respectively. As these costs are not yet in service, they are not included in the following estimated future amortization expenses for capitalized software and content placed in service at the balance sheet dates shown below (in thousands):

	December 31, 2020	September 30, 2021
		(unaudited)
2021	$7,033	$1,937
2022	3,941	5,684
2023	1,033	2,740
2024	153	938
2025	153	537
Thereafter	196	702
Total	$12,509	$12,538